United States
Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

_________________

Date of report (date of earliest event reported):  December 5, 2005

DIGITAL LEARNING MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26293	20-1661391
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

19950 Mariner Avenue
Torrance, California 90503
(310) 921-3444
(Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code:)

N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Independent Auditors

On December 5, 2005, we were notified by AJ. Robbins, P.C. (“AJ. Robbins ”) that they were resigning as our independent auditors.

AJ. Robbins audited our financial statements for our two fiscal years ended December 31, 2004.  AJ. Robbins's reports on these financial statements were qualified as to uncertainty that the Company would continue as a going concern.  Other than the foregoing, AJ. Robbins's reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any other uncertainty, audit scope or accounting principles.  During those two fiscal years and also during the subsequent period through the date of AJ. Robbins’s replacement as indicated above:  (1) there were no disagreements between Digital Learning Management Corporation and AJ. Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) AJ. Robbins provided no advice to Digital Learning Management Corporation that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of AJ. Robbins which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of AJ. Robbins that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

AJ. Robbins has been provided a copy of this form 8-K with respect to the aforesaid disclosure and has been provided the opportunity to furnish a letter with respect thereto.  We will file this letter upon receipt.

(b)

Engagement of New Independent Auditors

On December 8, 2005, we formally appointed Kabani & Company, Inc. (“Kabani & Co. ”).  The decision to engage Kabani & Co. was recommended by management and approved by our board of directors.

During our two most recent fiscal years ended December 31, 2004, and also during the subsequent interim period through the date of AJ. Robbins’s termination, we did not consult with Kabani & Co. regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of opinion that might be rendered regarding our financial statements, nor did we consult Kabani & Co. with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

Exhibits :

99.1 Letter from  AJ. Robbins P.C.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Torrance, California, this 12th day of December, 2005.

DIGITAL LEARNING MANAGEMENT CORPORATION a Delaware corporation
By:	/s/ Aurangzeb Bhatti
Aurangzeb Bhatti President (principal executive officer)

By:	/s/ Umesh I. Patel
Umesh I Patel Chief Financial Officer (principal accounting officer)